                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                               WORLD ACCESS, INC.

                             OFFER TO EXCHANGE ITS
                         13.25% SENIOR NOTES DUE 2008,
                             COMMON STOCK AND CASH
         FOR ALL OUTSTANDING 10 1/2% SERIES B SENIOR NOTES DUE 2008 OF
                         FACILICOM INTERNATIONAL, INC.
                            (THE "FACILICOM NOTES")

              PURSUANT TO THE PROSPECTUS AND CONSENT SOLICITATION
                             DATED NOVEMBER 5, 1999

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7,
  1999 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED
                            (THE "EXPIRATION DATE").

                  The Exchange Agent for the Exchange Offer is

                           FIRST UNION NATIONAL BANK
                        1525 WEST W.T. HARRIS BOULEVARD
                                  3C3 NC-1153
                        CHARLOTTE, NORTH CAROLINA 28262

                                 By Facsimile:

                                 (704) 590-7628

                   For Confirmation and/or Information Call:

                                 (704) 590-7408

     BY TENDERING YOUR FACILICOM NOTES IN THE EXCHANGE OFFER, YOU WILL ALSO BE CONSENTING TO CERTAIN PROPOSED AMENDMENTS TO THE INDENTURE UNDER WHICH THE FACILICOM NOTES WERE ISSUED.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                            ------------------------

     List below the FaciliCom Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of FaciliCom Notes should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------------------
              DESCRIPTION OF FACILICOM NOTES                       (1)                 (2)                 (3)
----------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT
                                                                                                      OF FACILICOM
                                                                                PRINCIPAL AMOUNT     NOTES TENDERED
                NAME(S) AND ADDRESS(ES) OF                     CERTIFICATE        OF FACILICOM        (IF LESS THAN
                   REGISTERED HOLDER(S)                        NUMBER(S)*             NOTES              ALL)**
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such FaciliCom Notes.
----------------------------------------------------------------------------------------------------------------------

     The undersigned acknowledges that he or she has received and reviewed the Prospectus and Consent Solicitation dated November 5, 1999 (the "Prospectus"), of World Access, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's solicitation of your consent to amend the indenture governing the FaciliCom Notes as more fully described in the Prospectus and the Company's offer (the "Exchange Offer") to exchange for up to $300,000,000 aggregate principal amount of FaciliCom Notes the following consideration (the "Exchange Consideration"):
(i) a like principal amount of its 13.25% Senior Notes due 2008 (the "Exchange Notes"), (ii) shares of the Company's common stock, par value $0.01 per share, having a market value of $50 for each $1,000 principal amount of FaciliCom Notes tendered and accepted for exchange (the "Exchange Shares") and (iii) a payment of $10 in cash for each $1,000 principal amount of FaciliCom Notes tendered and accepted for exchange (the "Cash Payment").

     The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter is to be used either if certificates for FaciliCom Notes are to be forwarded herewith or if delivery of FaciliCom Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose FaciliCom Notes are not immediately available or who cannot deliver their FaciliCom Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their FaciliCom Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

[ ] CHECK HERE IF FACILICOM NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
--------------------------------------------------------------------------------

  The Depository Trust Company
--------------------------------------------------------------------------------

  Account Number
---------------------------                              Transaction Code Number
---------------------------------

[ ] CHECK HERE IF FACILICOM NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

  Name of Registered Holder(s)
--------------------------------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery
----------------------------------------------------------------

  If delivered by book-entry transfer:
--------------------------------------------------------------------------------

  Account Number
--------------------------------------------------------------------------------

  Date of execution of Notice of Guaranteed Delivery
-------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of FaciliCom Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the FaciliCom Notes tendered hereby, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to such FaciliCom Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the FaciliCom Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the FaciliCom Notes tendered hereby.

     If the undersigned is not a broker-dealer, the undersigned represents that
(i) the Exchange Notes and Exchange Shares acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes and Exchange Shares, whether or not such person is the holder, (ii) such holder or such other person has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes or Exchange Shares within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes or Exchange Shares within the meaning of the Securities Act, and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is a broker-dealer which will receive Exchange Notes or Exchange Shares for its own account in exchange for FaciliCom Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale, offer to resell or other transfer of such Exchange Notes or Exchange Shares; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

     The undersigned understands that tenders of the FaciliCom Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the FaciliCom Notes tendered. FaciliCom Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Consideration (and, if applicable, substitute certificates representing FaciliCom Notes for any FaciliCom Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the Exchange Consideration (and, if applicable, substitute certificates representing FaciliCom Notes for any FaciliCom Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of FaciliCom Notes."

     The undersigned, by completing the box entitled "Description of FaciliCom Notes" above and signing this Letter and delivering such notes and this Letter to the Exchange Agent, will be deemed to have tendered the FaciliCom Notes as set forth in such box above and consented to the matters described in the Prospectus under the caption "The Exchange Offer -- the Proposed Amendments."

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


------------------------------------------------------------    ---------------------
X
------------------------------------------------------------    ---------------------
Signature(s) of Owner(s)/or Authorized Signatory                         Date

                             Area Code and Telephone Number:
                              ------------------------------

        If a holder is tendering any FaciliCom Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the FaciliCom Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 3.

                       Name(s)
                       ------------------------------------------------------
                                          (Please Type or Print)

                       Capacity:
                       ------------------------------------------------------
                       Address:
                       ------------------------------------------------------
                       ------------------------------------------------------
                                         (Include Zip Code)

                       ------------------------------------------------------
                                       (Signature Guarantee)
                                   (if Required by Instruction 3)

   Signature(s) Guaranteed by
   an Eligible Institution:
   --------------------------------------------------------------------------
                                     (Authorized Signature)
   --------------------------------------------------------------------------
                                                  (Title)
   --------------------------------------------------------------------------
                                               (Name of Firm)
                                                                       Dated:
       -------------------------------------------------------------------- ,
                                                                         1999
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if the Exchange Notes, Exchange Shares or Cash Payment are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.

Issue  [ ] Exchange Notes  [ ] Exchange Shares
       [ ] Cash Payment to:

Name(s) ---------------------------------------------------------------

---------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address ------------------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

            --------------------------------------------------------
                            (SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Exchange Notes, Exchange Shares or Cash Payment are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of FaciliCom Notes" on this Letter above.

Mail  [ ] Exchange Notes  [ ] Exchange Shares
      [ ] Cash Payment to:

Name(s) ---------------------------------------------------------------

            --------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address ------------------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR FACILICOM NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH FACILICOM NOTE AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND FACILICOM NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter is to be used to forward, and must accompany, all certificates representing FaciliCom Notes tendered pursuant to the Exchange Offer unless such certificates are accompanied by an Agent's Message (as defined below) in which case you need not submit this Letter to the Exchange Agent. Certificates representing the FaciliCom Notes in proper form for transfer (or a confirmation of book-entry transfer of such FaciliCom Notes into the Exchange Agent's account at the book-entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. A tender will not be deemed to have been timely received when the tendering holder's properly completed and duly signed Letter or an Agent's Message accompanied by the FaciliCom Notes is mailed prior to the Expiration Date but is received by the Exchange Agent after the Expiration Date.

     The term "Agent's Message" means a message transmitted by The Depository Trust Company ("DTC") to, and received by, the depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the FaciliCom Notes, that such participant has received and agrees to be bound by the terms of this Letter and the Company may enforce such agreement against the participant.

     The method of delivery of this letter, the FaciliCom Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

     If a holder desires to tender FaciliCom Notes and such holder's FaciliCom Notes are not immediately available or time will not permit such holder's Letter of Transmittal, FaciliCom Notes (or a confirmation of book-entry transfer of FaciliCom Notes into the Exchange Agent's account at the book-entry transfer facility with an Agent's Message) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may still tender in the Exchange Offer if:

        (a) the tender is made through an Eligible Institution (as defined below);

        (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth the holder's name and address as holder of the FaciliCom Notes and the amount of FaciliCom Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the Expiration Date the certificates for all physically tendered FaciliCom Notes, in proper form for transfer, or a book-entry confirmation with an Agent's Message, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

        (c) the certificates for all physically tendered FaciliCom Notes, in proper form for transfer, or a book-entry confirmation as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three Nasdaq trading days after the Expiration Date.

     See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     2. WITHDRAWALS. Any holder who has tendered FaciliCom Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by telegram, facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the close of business on the Expiration Date and prior to acceptance for exchange thereof by us. For a withdrawal to be effective, a written notice of withdrawal must (i) specify the name of the person having tendered the FaciliCom Notes to be withdrawn (the "Depositor"), (ii) identify the FaciliCom Notes to be withdrawn (including the certificate number or numbers and principal amount of such FaciliCom Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such FaciliCom Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the trustee for the FaciliCom Notes register the transfer of such FaciliCom Notes into the name of the person having made the original tender and withdrawing the tender and (iv) specify the name in which any such FaciliCom Notes are to be registered, if different from that of the Depositor. If FaciliCom Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at the book-entry transfer facility to be credited, if different from that of the Depositor, with the withdrawn FaciliCom Notes or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus.

     3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the FaciliCom Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the FaciliCom Notes.

     If this Letter or any FaciliCom Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, evidence satisfactory to us of their authority to so act must also be submitted with the Letter of Transmittal.

     If any tendered FaciliCom Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the FaciliCom Notes are tendered: (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and the Exchange Consideration is being issued directly to such registered holder (or deposited into the participant's account at DTC), or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of FaciliCom Notes should indicate in the applicable box the name and address to which Exchange Consideration issued pursuant to the Exchange Offer is to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. If no such instructions are given, any Exchange Consideration will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any FaciliCom Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

     5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Consideration issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if FaciliCom Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Tendering holders are urged to also consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     Failure to complete the Substitute Form W-9 will not, by itself, cause FaciliCom Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Consideration. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of FaciliCom Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Consideration and/or substitute FaciliCom Notes not exchanged or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the FaciliCom Notes tendered hereby, or if tendered FaciliCom Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of FaciliCom Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     7. WAIVER OF CONDITIONS. Conditions enumerated in the Prospectus may be waived by the Company, in whole or in part, at any time from time to time in its reasonable discretion.

     8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of FaciliCom Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their FaciliCom Notes for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of FaciliCom Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

     10. MUTILATED, LOST, STOLEN OR DESTROYED FACILICOM NOTES. If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify First Union National Bank at the telephone number indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the FaciliCom Notes have been replaced.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to First Union National Bank at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                        PAYER'S NAME: WORLD ACCESS, INC.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                  PART I--TAXPAYER IDENTIFICATION NUMBER                       TIN: -----------------------
  SUBSTITUTE                      ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE OR            (SOCIAL SECURITY NUMBER)
  FORMW-9                         APPROPRIATE BOX. FOR MOST INDIVIDUALS, THIS IS YOUR SOCIAL
                                  SECURITY NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE EMPLOYER                OR
                                  IDENTIFICATION NUMBER HOW TO OBTAIN A "TIN" IN THE           ----------------------------
                                  ENCLOSED GUIDELINES.                                        EMPLOYER IDENTIFICATION NUMBER
                                  NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE
                                  CHART ON PAGE 2 OF THE ENCLOSED GUIDELINES TO DETERMINE
                                  WHAT NUMBER TO GIVE.
                                ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE
                                  PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE ENCLOSED
                                          GUIDELINES)
                                ---------------------------------------------------------------------------------------------

  PAYER'S REQUEST FOR             CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
  TAXPAYER IDENTIFICATION         (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
  NUMBER ("TIN")                  WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
  AND                             (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE (A) I AM EXEMPT FROM BACKUP
  CERTIFICATION                   WITHHOLDING, (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT
                                      I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
                                      DIVIDENDS OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                      WITHHOLDING.
                                  SIGNATURE __________  DATE __________

                                ---------------------------------------------------------------------------------------------

                                  CERTIFICATION GUIDELINES--YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU
                                  HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                  UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
                                  NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                  NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT
                                  CROSS OUT ITEM (2).
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE CONSIDERATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------
    CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
    I CERTIFY, UNDER PENALTIES OF PERJURY, THAT A TAXPAYER
    IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I
    MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
    IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE
    SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR
    I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR
    FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER
    IDENTIFICATION NUMBER TO THE PAYER, 31% OF ALL PAYMENTS MADE
    TO ME ON ACCOUNT OF THE EXCHANGE CONSIDERATION SHALL BE
    RETAINED UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO
    THE PAYER AND THAT, IF I DO NOT PROVIDE MY TAXPAYER
    IDENTIFICATION NUMBER WITHIN (60) DAYS, SUCH RETAINED
    AMOUNTS SHALL BE REMITTED TO THE INTERNAL REVENUE SERVICE AS
    BACKUP WITHHOLDING AND 31% OF ALL REPORTABLE PAYMENTS MADE
    TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE
    INTERNAL REVENUE SERVICE UNTIL I PROVIDE A TAXPAYER
    IDENTIFICATION NUMBER.
    , 1999
                               SIGNATURE                                                      DATE
--------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-----------------------------------------------------------
                                            GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 1.  Individual                      The individual
 2.  Two or more individuals (joint  The actual owner of
     accounts)                       the account or, if
                                     combined funds, the
                                     first individual on
                                     the account
 3.  Custodian account of a minor    The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings  The grantor-
       trust (grantor is also        trustee(1)
       trustee)
     b. So-called trust account      The actual owner(1)
       that is not a legal or valid
       trust under state law
 5.  Sole proprietorship             The owner(3)
 6.  Sole proprietorship             The owner(3)
 7.  A valid trust, estate, or       The legal entity (Do
     pension trust                   not furnish the
                                     identifying number of
                                     the personal
-----------------------------------------------------------

-----------------------------------------------------------
                                            GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 7.  (Continued)                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title.)(4)

 8.  Corporate                       The corporation

 9.  Association, club, religious,   The organization
     charitable, educational or
     other tax-exempt organization

10.  Partnership                     The partnership

11.  A broker or registered nominee  The broker or nominee

12.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") or by calling 1 (800) TAX-FORM and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

 (1) A corporation.
 (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
 (3) The United States or any of its agencies or instrumentalities.
 (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
 (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
 (6) An international organization or any of its agencies or instrumentalities.
 (7) A foreign central bank of issue.
 (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

PRIVACY ACT NOTICE. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.